Exhibit 99.2

Harrow Announces Proposed Public Offering of Common Stock

NASHVILLE, Tenn., July 18, 2023 – Harrow (Nasdaq: HROW), a leading U.S. eyecare pharmaceutical company, today announced a proposed underwritten registered public offering of its common stock, subject to market and certain other conditions. Harrow expects to grant the underwriters a 30-day option to purchase additional shares of its common stock in connection with the offering.

The Company expects to use the net proceeds from the sale of the common stock to fund the initial amount payable for an acquisition, with the remaining net proceeds available for general corporate purposes, including funding future strategic product acquisitions and related investments, making capital expenditures, and funding working capital and other cash needs, including tax withholding obligations in connection with the settlement of outstanding equity awards vesting as a result of the achievement of stock price targets.

B. Riley Securities, Inc. is acting as book-running manager for this offering. Lake Street Capital Markets, LLC is acting as lead-manager and Ladenburg Thalmann & Co. Inc. is acting as co-manager for this offering.

The common stock will be offered by Harrow under its shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 6, 2022. The offering of the common stock will be made solely by means of a prospectus supplement and accompanying base prospectus, which will be filed with the SEC. Copies of the prospectus supplement and the accompanying base prospectus may be obtained on the SEC’s website at www.sec.gov, or by contacting B. Riley Securities by phone at (703) 312-9580, or by emailing prospectuses@brileyfin.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Harrow

Harrow Health, Inc. (Nasdaq: HROW) is a leading U.S. eyecare pharmaceutical company engaged in the discovery, development, and commercialization of innovative ophthalmic prescription therapies that are accessible and affordable. Harrow owns U.S. commercial rights to ten branded FDA-approved ophthalmic pharmaceutical products. Harrow also owns and operates ImprimisRx, a leading U.S. ophthalmic-focused pharmaceutical compounding business, which also serves as a mail-order pharmacy licensed to ship prescription medications in all 50 states. Harrow has non-controlling equity positions in Surface Ophthalmics, Inc. and Melt Pharmaceuticals, Inc., companies that began as subsidiaries of Harrow. Harrow also owns royalty rights in four late-stage drug candidates being developed by Surface and Melt.

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HROW Announces Proposed Public Offering of Common Stock

July 18, 2023

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb

Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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